SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2005

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

           Massachusetts                                   04-2594045
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          (State or other                                (IRS Employer
   jurisdiction of incorporation)                      Identification No.)



            50 Rosemont Road, Westwood, Massachusetts         02090
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            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

           1.  David G. Tacelli
               ----------------

               On November 30, 2005, the Compensation Committee of the Company's Board of Directors approved the following changes to the compensation of David G. Tacelli, who was appointed Chief Executive Officer effective November 1, 2005:

                    (i)    Mr. Tacelli's base salary was set at $400,000;

                    (ii) Mr. Tacelli is eligible for annual target incentive cash bonus under the Company's Executive Bonus Plan equal to 50% of his then-current annual base salary;

                    (iii) Mr. Tacelli was awarded 325,000 restricted stock units that begin vesting only upon the Company's achievement of performance criteria of specified GAAP breakeven levels as described in greater detail below under "Equity Awards".

           2.  Executive Bonus Plan
               --------------------

               On November 30, 2005, the Compensation Committee of the Company's Board of Directors amended the Executive Bonus Plan to eliminate any bonus based on an executive's achievement of individual goals and to provide that all cash bonus payments under the Executive Bonus Plan be based on measures of Company profitability. The Executive Bonus Plan, as amended, provides that an annual cash bonus be paid to officers calculated under a formula based upon net income for the fiscal year, and assigned target incentive compensation equal to 50% of the officer's base salary, subject to a maximum amount not to exceed 3.5 times the target incentive compensation amount.

           3.  Equity Awards
               -------------

               On November 30, 2005, the Compensation Committee of the Company's Board of Directors approved the grant of performance based restricted stock units (the "Units") to the Company's executive officers in the amounts set forth below. Each Unit has a value equal to one share of LTX common stock and will only vest if the Company achieves a financial net income breakeven level as calculated pursuant to generally accepted accounting principles in a given fiscal quarter of $41 million of quarterly revenue or less (the "First Breakeven Target"). Units that vest are payable only in shares of LTX common stock. As of the date that the Company achieves the First Breakeven Target (the "First Breakeven Date"), 25% of each executive officer's Units vest immediately; the remaining 75% of such executive officer's Units vest in three equal increments on the first, second and third anniversary of the First Breakeven Date. If prior to the first anniversary of the First Breakeven Date, the Company achieves a second specified quarterly financial breakeven level lower than the First Breakeven Target, then as of that date (the "Second Breakeven Date") the second 25% of the Units vest, and the remaining 50% of Units vest in two equal increments on the first and second anniversary of the Second Breakeven Date. In the event the First Breakeven Target is not achieved, then all of the Units are forfeited by the executive officers. The following table sets forth the number of Units granted to each named executive officer:

               Executive Officer                           Units
               -----------------                           -----

               David G. Tacelli                          325,000
               Mark J. Gallenberger                      110,000
               Mukesh Mowji                               72,000
               Peter Rood                                 72,000


     The Company expects to enter into restricted stock unit agreements with each such executive officer and will file a form of such agreements as an exhibit to its Form 10-Q for the three months ended January 31, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 30, 2005            LTX Corporation
      -----------------
                                   By:  /s/ Mark J. Gallenberger
                                        ----------------------------------------
                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer